SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

Cincinnati Bell Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Cincinnati Bell Inc.
221 East Fourth Street
Cincinnati, Ohio 45202

Notice of Special Meeting of Shareholders to be Held August 2, 2016
Reverse Stock Split Proposal - Your Vote is Very Important

June 17, 2016

Dear Fellow Shareholder:
You are cordially invited to attend a special meeting of shareholders of Cincinnati Bell Inc. to be held at 9:30 a.m., Eastern Daylight Time, on Tuesday, August 2, 2016, at Cincinnati Bell Inc. Corporate Headquarters, 221 East Fourth Street, 7th Floor, Cincinnati, Ohio 45202.
This booklet includes the Notice of the Special Meeting of Shareholders as well as the Proxy Statement. The Proxy Statement gives you information about the formal items of business to be voted on at the special meeting and other information relevant to your voting decisions.
We are providing our shareholders access to the proxy materials over the internet. This allows us to provide you with the special meeting information you need in a fast and efficient manner, while reducing the environmental impact of the special meeting. On or about June 21, 2016, we will mail to shareholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement and how to vote online. If you receive such a Notice by mail, you will not receive a printed copy of the materials unless you specifically request one. The Notice contains instructions on how to request printed copies of these materials and a proxy card by mail.
As a shareholder, you will be asked to vote on proposals to authorize the Board of Directors to effect, in its discretion, a reverse stock split of Cincinnati Bell Common Shares at a reverse stock split ratio of 1-for-5, and to approve a corresponding amendment to Cincinnati Bell’s Amended and Restated Articles of Incorporation to effect the reverse stock split and to reduce proportionately the total number of Common Shares that Cincinnati Bell is authorized to issue.
The Board of Directors believes that in effecting a reverse stock split, the higher market price resulting from fewer Cincinnati Bell Common Shares being outstanding will likely improve the marketability and liquidity of the Cincinnati Bell Common Shares. We encourage you to vote on the proposals described in the attached Notice of Special Meeting of Shareholders and Proxy Statement. The Board of Directors recommends that you vote FOR these proposals.
Your vote is very important to us. Regardless of the number of shares you own, please vote. You can vote your shares by internet, toll-free telephone call, or, if you request that the proxy materials be mailed to you, by completing, signing and returning the proxy card enclosed with those materials. Please see page 2 of the Proxy Statement for more detailed information about your voting options.

Very truly yours,
Phillip R. Cox
Chairman of the Board

Notice of Special Meeting of Shareholders

Time and Date:	9:30 a.m., Eastern Daylight Time, Tuesday, August 2, 2016

Place:	Cincinnati Bell Inc. Corporate Headquarters
221 East Fourth Street, 7th Floor
Cincinnati, Ohio 45202

Matters to be Voted upon:	●	To authorize the Board of Directors to effect, in its discretion, a reverse stock split of the outstanding and treasury Common Shares of Cincinnati Bell, at a reverse stock split ratio of 1-for-5; and

●
To approve a corresponding amendment to the Company’s Amended and Restated Articles of Incorporation to effect the reverse stock split and to reduce proportionately the total number of Common Shares that Cincinnati Bell is authorized to issue, subject to the Board of Directors’ authority to abandon such amendment.

Record Date:	June 6, 2016
Only shareholders of record as of the close of business on this date are entitled to vote.

Whether or not you plan to attend the meeting, we encourage you to vote as promptly as possible by the internet or by telephone. If you request a printed copy of the proxy materials, you may complete and return by mail the proxy or voting instruction card you will receive in response to your request, or you can vote by the internet or by telephone. If you attend the meeting and wish to change your vote, you can do so by voting in person at the meeting.

Christopher J. Wilson
Vice President, General Counsel and Secretary

i

Proxy Statement for Special Meeting of Shareholders

A special meeting of shareholders of Cincinnati Bell Inc. (“Cincinnati Bell”, “we”, “our”, “us”, or the “Company”) will be held at 9:30 a.m., Eastern Daylight Time, on Tuesday, August 2, 2016, at Cincinnati Bell Inc. Corporate Headquarters, 221 East Fourth Street, 7th Floor, Cincinnati, Ohio 45202.

We are furnishing this proxy statement to our shareholders in connection with the solicitation of proxies by our Board of Directors for the special meeting of shareholders on that date, and any adjournment or postponement of the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 2, 2016.
This proxy statement is first being made available on the website at www.proxyvote.com, or mailed to shareholders who have requested paper copies, on our about June 21, 2016. Other information on our website does not constitute part of this proxy statement.

ii

APPENDIX A:	Certificate of Amendment to the Amended and Restated Articles of Incorporation of Cincinnati Bell Inc.	A - 1

iii

Meeting and Voting Highlights

The Special Meeting

Time and Date:	9:30 a.m., Eastern Daylight Time, on Tuesday, August 2, 2016
Place:	Cincinnati Bell Inc. Corporate Headquarters 221 East Fourth Street, 7th Floor Cincinnati, Ohio 45202
Record Date:	June 6, 2016 Only shareholders of record as of the close of business on this date are entitled to vote.

Purpose of Meeting
This is a special meeting of the shareholders of Cincinnati Bell Inc. (“Cincinnati Bell”, “we”, “our”, “us”, or the “Company”). At the meeting, we will be voting upon:

		Board's Recommendation	Votes Required for Approval
Proposal 1:	To authorize the Board of Directors to effect, in its discretion, a reverse stock split of the outstanding and treasury Common Shares of Cincinnati Bell, at a reverse stock split ratio of 1-for-5.	FOR	Two-thirds of common and preferred shares present and entitled to vote, voting together as one class, and two-thirds of Common Shares present and entitled to vote, voting as a separate class
Proposal 2:
To approve a corresponding amendment to the Company’s Amended and Restated Articles of Incorporation to effect the reverse stock split and to reduce proportionately the total number of Common Shares that Cincinnati Bell is authorized to issue, subject to the Board of Directors’ authority to abandon such amendment.

		FOR	Two-thirds of common and preferred shares present and entitled to vote, voting together as one class, and two-thirds of Common Shares present and entitled to vote, voting as a separate class
Our Board of Directors ("Board") strongly encourages you to exercise your right to vote on these matters. Your vote is important.

Who May Vote
Common and preferred stock shareholders of Cincinnati Bell Inc. whose shares are recorded directly in their names in our stock register (“shareholders of record”) at the close of business on June 6, 2016 (the "Record Date"), may vote their shares on the matters to be acted upon at the meeting. Shareholders who hold shares of our common stock in “street name,” that is, through an account with a bank, broker, or other holder of record, as of such date may direct the holder of record how to vote their shares at the meeting by following the instructions that the street name holder will receive from the holder of record.

How to Vote
If you meet the above qualification, you may vote in one of the following four ways:

BY INTERNET	BY PHONE	BY MAIL	ATTEND THE MEETING
:	(	*	?
Go to www.proxyvote.com 24/7 and follow the instructions. You need the 12-digit control number included in the Notice of Internet Availability of Proxy Materials, proxy card or voting instructions form sent to you. Voting will be available until 11:59 p.m., EDT, August 1, 2016.

Call toll-free 1-800-690-6903, 24/7, and follow the instructions. You need the 12-digit control number included in the Notice of Internet Availability of Proxy Materials, proxy card or voting instructions form sent to you. Voting will be available until 11:59 p.m., EDT, August 1, 2016.

You can vote by marking, dating and signing your proxy card and returning it by mail in the postage-paid envelope provided. Please mail the proxy card to allow delivery prior to the meeting.
Whether you are a shareholder of record or a street name holder, you may vote your shares at the special meeting if you attend in person. See “How can I attend and vote my shares at the meeting?” on page 4.

To allow sufficient time for voting, your voting instructions must be received by 11:59 p.m., Eastern Daylight Time ("EDT"), on August 1, 2016.

Admission to the Meeting
If you are a shareholder of record, you will need to bring with you to the meeting either the Notice of Internet Availability of Proxy Materials (the "Notice") or any proxy card that is sent to you. Otherwise, you will be admitted only upon other verification of record ownership at the admission counter.
If you own shares held in street name, bring with you to the meeting either the Notice or any voting instruction form that is sent to you, or your most recent brokerage statement or a letter from your bank, broker, or other record holder indicating that you beneficially owned shares of our common stock on June 6, 2016. We can use that to verify your beneficial ownership of common stock and admit you to the meeting. If you intend to vote at the meeting, you also will need to bring to the meeting a signed proxy from your bank, broker, or other holder of record that authorizes you to vote the shares that the record holder holds for you in its name.
Additionally, all persons will need to bring a valid government-issued photo ID to gain admission to the meeting.

Additional Information
More detailed information about the special meeting and voting can be found in “Questions and Answers” beginning on page 3.

Questions and Answers about the Proxy Materials and the Special Meeting
Q: Why am I receiving these proxy materials?
A: The Company’s Board is providing these proxy materials to you in connection with the Special Meeting of Shareholders, which will take place on August 2, 2016. As a shareholder, you are invited to attend the meeting and are entitled to vote on the proposals described in this Proxy Statement.
Q: What information is contained in the package of materials that I received?
A: The Company’s Proxy Statement contains information relating to the proposals to be voted on at the meeting, the voting process and certain other information required by the rules and regulations of the SEC and the rules and listing standards of the NYSE. Although you are encouraged to vote either by the internet or by telephone, these materials, if received in printed form, also include a proxy card or voting instruction card for your use in voting by mail or at the Special Meeting.
Q: What proposals will be voted on at the meeting?
A: To authorize the Board of Directors to effect, in its discretion, a reverse stock split of the outstanding and treasury Common Shares of Cincinnati Bell at a reverse stock split ratio of 1-for-5 and to approve a corresponding amendment to the Company’s Amended and Restated Articles of Incorporation to effect the reverse stock split and to reduce proportionately the total number of Common Shares that Cincinnati Bell is authorized to issue, subject to the Board of Directors’ authority to abandon such amendment.
Q: What is the purpose of the reverse stock split?
A: The Board of Directors believes that implementing a reverse stock split will increase the market price for the Cincinnati Bell Common Shares by decreasing the shares outstanding. The Board of Directors further believes that the increased market price of Cincinnati Bell Common Shares expected as a result of implementing the reverse stock split may improve marketability and liquidity of the Cincinnati Bell Common Shares and may encourage interest and trading in the Cincinnati Bell Common Shares. However, there can be no assurance that the reverse stock split will result in these intended benefits.
Q: What is the Board of Directors’ voting recommendation?
A: The Board recommends that you vote your shares “FOR” Proposal 1 and “FOR” Proposal 2.
Q: Why did I receive a one-page notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?
A: Pursuant to the rules of the SEC, the Company has elected to provide access to our proxy materials over the internet. Accordingly, we sent a Notice to our shareholders of record and beneficial owners, which instructs them as to how they may submit their proxy on the internet. If you would like to receive a paper copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice. In addition, you may request to receive proxy materials in printed form by mail or by email on an ongoing basis.
Q: How can I get electronic access to the proxy materials?
A: Instructions regarding how to view the proxy materials for the Special Meeting on the internet are included in the Notice and on the website.
Q: What shares can I vote?
A: You may vote all Company Common Shares and 6 3/4% Cumulative Convertible Preferred Shares that you own (or for which you have been given the right to provide instructions as to how such shares should be voted) as of the close of business on the Record Date. This includes: (i) shares held directly in your name as the shareholder of record, including Common Shares purchased through the Cincinnati Bell Employee Stock Purchase Plan; (ii) shares that are held by a trust used in connection with a Company employee or director plan pursuant to which the value of such shares has been credited to your account under such plan; and (iii) shares held for you as the beneficial owner through a broker or other nominee.
Q: What is the difference between holding shares as a shareholder of record and as a beneficial owner?
A: Many Cincinnati Bell shareholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
Shareholder of Record
If your shares are registered directly in your name with Cincinnati Bell’s transfer agent, Computershare Investor Services, LLC, you are considered the shareholder of record for those shares. As a shareholder of record, you may grant your voting proxy over the internet, by mail, by telephone or you may vote your shares in person at the meeting.

Beneficial Owner
If your shares are held in a stock brokerage account or by another nominee (including a trust used in connection with a Company employee or director plan), you are considered the beneficial owner of shares held in street name, and your broker or nominee is considered to be the shareholder of record. If you are a participant in the Cincinnati Bell Inc. Retirement Savings Plan or the Cincinnati Bell Inc. Savings and Security Plan, you are the beneficial owner of the shares credited to your account. As the beneficial owner, a Notice and/or proxy card was forwarded to you by the shareholder of record. As the beneficial owner, you may direct and provide voting instructions to your broker or nominee to vote the shares held in your account by proxy over the internet or by telephone by following the instructions provided in the Notice or the proxy card. You can also mail your proxy to the Company by following the instructions provided in the proxy card (if forwarded by your broker or nominee). You are also invited to attend the Special Meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a signed proxy from the shareholder of record authorizing you to vote the shares.
Q: How can I attend and vote my shares at the meeting?
A: Shares held directly in your name as the shareholder of record may be voted in person at the Special Meeting. If you choose to attend the meeting and vote in person, you will need to provide proof of identification and then you will be presented a proxy card. Beneficial shares, held either in street name or credited to your account under a Company employee or director plan, cannot be voted at the Special Meeting unless you obtain a signed proxy from the shareholder of record authorizing you to vote these shares.
Q: How can I vote my shares without attending the meeting?
A: The methods for voting without attending the meeting are:
By Internet - If you have internet access, you may submit your vote from any location by following the instructions provided in the Notice or the proxy card.
By Telephone - If you live in the United States or Canada, you may submit your vote by following the “Vote by Phone” instructions provided in the Notice or the proxy card.
By Mail - You may vote by mail by completing and signing your proxy card and mailing it in the accompanying enclosed, pre-addressed postage-paid envelope.
Q: What happens if I don’t give specific voting instructions?
A: The effect of not providing specific voting instructions depends on if you are the shareholder of record or the beneficial owner of the shares.
Shareholder of Record
If you are a shareholder of record and (i) you indicate when voting on the internet or by telephone that you wish to vote as recommended by the Board, or (ii) you sign and return a proxy without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by our Board on each of the matters presented in this proxy statement for which you did not provide specific voting instructions, and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Special Meeting.
Beneficial Owner
If you are deemed to be the beneficial owner of shares and do not provide the broker or nominee that holds your shares with specific voting instructions, the broker or nominee that holds such shares cannot vote on non-routine matters, such as Proposal 1 (to authorize the Board of Directors to effect, in its discretion, a reverse stock split of Cincinnati Bell Common Shares at a reverse stock split ratio of 1-for-5) and Proposal 2 (to approve a corresponding amendment to the Company's Amended and Restated Articles of Incorporation to effect the reverse stock split and to reduce proportionately the total number of Common Shares that Cincinnati Bell is authorized to issue), as provided by the rules of the NYSE. If the broker or nominee that holds such shares does not receive instructions on how to vote on Proposal 1 or Proposal 2, the broker or nominee will inform the Inspector of Elections that it does not have authority to vote on such matter with respect to such shares. This is generally referred to as a “broker non-vote.” The Company encourages you to provide voting instructions to the broker or nominee that holds such shares by carefully following the instructions provided in the proxy card or as described above.
Q: How are abstentions treated?
A: Abstentions are counted for the purpose of determining whether a quorum is present. For the purpose of determining whether shareholders have approved Proposal 1 or Proposal 2, abstentions will have a negative effect on the outcome of such proposals.

Q: Can I change my vote?
A: Yes. You may change your voting instructions at any time prior to the vote at the Special Meeting. You may change your vote by either: (i) granting a new proxy or voting instructions bearing a later date (which automatically revokes the earlier proxy or voting instructions) whether made on the internet, by telephone or by mail; (ii) if you are a shareholder of record, notifying the Company’s Secretary in writing that you want to revoke your earlier proxy; or (iii) if you are a shareholder of record attending the Special Meeting, giving notice of your proxy revocation in open meeting and voting in person. Please note that in order to revoke your previously granted proxy at the Special Meeting, you must specifically request the revocation of your previous proxy.
Q: What does it mean if I receive more than one Notice or more than one proxy card?
A: It means that your shares are registered differently or are in more than one account. Please provide voting instructions for all Notices and proxy cards that you receive.
Q: Where can I find the voting results of the meeting?
A: We will announce preliminary voting results at the meeting and publish final results in the Company’s Current Report on Form 8-K, which will be filed on or before August 8, 2016.
Q: What happens if additional proposals are presented at the meeting?
A: Other than the proposals described in this Proxy Statement, we do not expect any matters to be presented for a vote at the Special Meeting. If you grant a proxy, the persons named as proxy holders, Phillip R. Cox, Lynn A. Wentworth and Jakki L. Haussler, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.
Q: What classes of shares are entitled to be voted?
A: Each Common Share and each 6 3/4% Cumulative Convertible Preferred Share outstanding as of the close of business on the Record Date is entitled to vote on all proposals being voted on at the Special Meeting. You are entitled to one vote for each Common Share and one vote for each 6 3/4% Cumulative Convertible Preferred Share you own of record on the Record Date or to provide instructions on how to vote such shares in which you have a beneficial interest. The affirmative vote of holders of two-thirds of the outstanding Cincinnati Bell Common Shares and the outstanding 6 3/4% Cumulative Convertible Preferred Shares entitled to vote at the Special Meeting, voting together as one class, and the affirmative vote of holders of at least two-thirds of the outstanding Cincinnati Bell Common Shares entitled to vote at the Special Meeting, voting as a separate class, are required to approve the Company’s proposals to (i) authorize the Board of Directors to effect the reverse stock split and (ii) approve the corresponding amendment to the Company's Amended and Restated Articles of Incorporation, subject to the Board of Directors’ authority to abandon such amendment. There are no cumulative voting rights for either class of shares. On the Record Date, we had 209,928,125 outstanding Common Shares and 155,250 6 3/4% Cumulative Convertible Preferred Shares outstanding.
Q: What is the quorum requirement for the meeting?
A: The quorum requirement for holding the meeting and transacting business is the presence, in person or by proxy, of a majority of the common and preferred shares issued and outstanding on the Record Date and entitled to vote at such meeting. However, if any particular action requires more than a simple majority because of the law, the NYSE rules, the Company’s Amended and Restated Articles of Incorporation or the Company’s Amended Regulations, that particular action will not be approved unless the required percentage of affirmative votes has been obtained.
Abstentions are counted as present for the purpose of determining the presence of a quorum, but broker non-votes are not counted as present for the purpose of determining the presence of a quorum.
Q: Who will count the votes?
A: A representative of Broadridge Financial Solutions, Inc. (“Broadridge”) will tabulate the votes and act as the Inspector of Elections.
Q: Is my vote confidential?
A: Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects voting privacy. Your vote will not be disclosed either within the Company or to third parties except (i) as necessary to meet applicable legal requirements, (ii) to allow for the tabulation of votes and certification of the vote, or (iii) to facilitate a successful proxy solicitation by the Board of Directors. Occasionally, shareholders provide written comments on their proxy card, which are forwarded to the Company’s management.

Q: Who will bear the cost of soliciting votes for the meeting?
A: The Company is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing the proxy materials. If you choose to access the proxy materials and/or vote via the internet, you are responsible for any internet access charges you may incur. In addition to the costs of mailing the proxy materials, the Company may also incur costs to provide additional copies of these proxy materials (if requested) and for its directors, officers and employees to solicit proxies or votes in person, by telephone or by electronic communication. Our directors, officers and employees will not receive any additional compensation for such activities. We have hired Georgeson Inc. to solicit proxies for approximately $11,000 plus expenses. We have also hired Broadridge for a fee of approximately $10,000 plus expenses to assist us in facilitating the voting of proxies over the internet and serving as the Inspector of Elections. We will also reimburse brokerage houses and other nominees for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.
Q: What percentage of the Company’s issued and outstanding voting shares do our directors and executive officers beneficially own?
A: Our directors and executive officers owned 1.0% of our voting shares as of the Record Date.
Q: Do any of our shareholders hold more than 5% of the issued and outstanding shares of any class of the Company’s voting stock?
A: As of the Record Date or an earlier date, if indicated, each of the following entities (together with their affiliates) indicated that it held more than 5% of the issued and outstanding Common Shares of the Company: GAMCO Investors, Inc. and affiliates, Blackrock, Inc., The Vanguard Group, and Pinnacle Associates, Ltd. GAMCO Investors, Inc. and affiliates also indicated they likely hold more than 5% of the 6 ¾% Cumulative Convertible Preferred shares of the Company. See page 12 for more details on the number of shares owned and percentage ownership as of the Record Date or an earlier date, if indicated.
Q: What is householding?
A: Householding is a process that allows the Company to reduce costs and increase efficiencies by mailing only one copy of Company communications to multiple shareholders who reside at the same household mailing address. If you and other shareholders at the same household mailing address are currently receiving only one copy of Company communications but would like to receive separate copies or are currently receiving multiple copies of Company communications but would like to participate in our householding program, please see the instructions on page 14.

The Proposals
The Company is asking shareholders to:

■
Authorize the Board of Directors to effect, in its discretion prior to December 31, 2016, a reverse stock split of the outstanding and treasury Common Shares of Cincinnati Bell at a reverse stock split ratio of 1-for-5; and

■
Approve a corresponding amendment to the Company’s Amended and Restated Articles of Incorporation in the form attached to this Proxy Statement as Appendix A to effect the reverse stock split and to reduce proportionately the total number of shares of Common Shares that Cincinnati Bell is authorized to issue, subject to the Board of Directors’ authority to abandon such amendment.

If the shareholders approve these proposals, the Board of Directors would effect the reverse stock split and cause a Certificate of Amendment to the Company’s Amended and Restated Articles of Incorporation to be filed with the Secretary of State of the State of Ohio only if the Board of Directors determines that the reverse stock split would be in the best interests of the Company and its shareholders. The Board of Directors may determine in its discretion not to effect any reverse stock split and not to file the form of amendment to the Company’s Amended and Restated Articles of Incorporation. No further action on the part of shareholders will be required to either implement or abandon the reverse stock split.

Purpose of the Reverse Stock Split
The Board of Directors believes that it is in the best interests of the Company and its shareholders to reduce the number of issued and outstanding shares through a reverse stock split. Immediately following the completion of the reverse stock split, the number of Cincinnati Bell Common Shares issued and outstanding or held in treasury will be reduced proportionately based on the reverse stock split ratio of 1-for-5.
The Board of Directors believes that implementing a reverse stock split is likely to increase the market price for the Cincinnati Bell Common Shares as fewer shares will be outstanding. The Board of Directors further believes that the increased market price of Cincinnati Bell Common Shares expected as a result of implementing the reverse stock split may improve the marketability and liquidity of the Cincinnati Bell Common Shares and may encourage interest and trading in the Cincinnati Bell Common Shares. However, there can be no assurance that the reverse stock split will result in these intended benefits.
For example, the Board of Directors believes that some institutional investors and investment funds may be reluctant to invest, and in some cases may be prohibited from investing, in lower-priced stocks and that brokerage firms may be reluctant to recommend lower-priced stocks to their clients. The reverse stock split could increase the likelihood that the Cincinnati Bell Common Shares' market price will stay at a level that would be viewed more favorably by potential investors. Further, brokerage commissions, as a percentage of the total transaction, tend to be higher for lower-priced stocks. As a result, certain investors may also be dissuaded from purchasing lower-priced stocks. A higher stock price after the reverse stock split may reduce this concern.

Board Discretion to Implement the Reverse Stock Split
No further action on the part of shareholders will be required to either implement or abandon the reverse stock split. If the proposals are approved by shareholders and the Board of Directors determines to implement the reverse stock split, Cincinnati Bell will communicate to the public, prior to the effective date of the reverse stock split, additional details regarding the reverse stock split. The Board of Directors reserves its right to elect not to proceed with the reverse stock split if it determines, in its sole discretion, that the proposals are no longer in the best interests of the Company or its shareholders.

Certain Risks Associated with the Reverse Stock Split
There can be no assurance that following the reverse stock split the market price of Cincinnati Bell Common Shares will increase in proportion to the reduction in the number of Cincinnati Bell Common Shares issued and outstanding before the proposed reverse stock split. The total market capitalization of Cincinnati Bell Common Shares after the proposed reverse stock split may be lower than the total market capitalization before the proposed reverse stock split for reasons unrelated to the reverse stock split.

Impact of the Proposed Reverse Stock Split If Implemented
The reverse stock split would affect all of Cincinnati Bell’s shareholders uniformly and would not affect any shareholder’s percentage ownership interests or proportionate voting power, except to the extent that the reverse stock split could result in any of Cincinnati Bell’s shareholders receiving cash in lieu of a fractional share. As described below, shareholders otherwise entitled to fractional shares as a result of the reverse stock split will receive cash payments in lieu of such fractional shares. These cash payments will reduce the number of post-reverse stock split shareholders to the extent there are presently shareholders who would otherwise receive less than one share of Cincinnati Bell Common Shares after the reverse stock split. The other principal effects of the reverse stock split will be that:

•	the number of issued and outstanding and treasury Cincinnati Bell Common Shares will be reduced proportionately based on the reverse stock split ratio of 1-for-5;

•	the number of authorized Cincinnati Bell Common Shares will be reduced proportionately based on the reverse stock split ratio;

•	based on the reverse stock split ratio, the conversion ratio for the 6 3/4% Cumulative Convertible Preferred Shares will be adjusted;

•
based on the reverse stock split ratio, the per share exercise price of all outstanding option awards and stock appreciation rights will be increased proportionately and the number of Cincinnati Bell Common Shares subject to all outstanding option awards and stock appreciation rights, and all unvested stock units (including restricted stock units and performance shares or units) will be reduced proportionately. These adjustments will result in approximately the same aggregate exercise price being required to be paid for all outstanding option awards and stock appreciation rights upon exercise, although the aggregate number of shares subject to such option awards and stock appreciation rights will be reduced proportionately following the reverse stock split;

•	the number of any notional Cincinnati Bell Common Shares allocated to any account under any deferred compensation plan will be reduced proportionately based on the reverse stock split ratio;

•	any performance metric applicable to an award that is related to the price per share of Cincinnati Bell Common Shares will be adjusted based on the reverse stock split ratio;

•
the number of shares reserved for issuance and any maximum number of shares with respect to which equity awards may be granted to any participant under the Company’s equity-based compensation plans will be reduced proportionately based on the reverse stock split ratio; and

•
the reverse stock split will likely increase the number of shareholders who own odd lots (less than 100 shares). Shareholders who hold odd lots may experience an increase in the cost of selling their shares and may have greater difficulty in executing sales.

Although the number of outstanding Cincinnati Bell Common Shares would decrease following the proposed reverse stock split, the Board of Directors does not intend for the reverse stock split to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934.
Our Common Shares are currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The reverse stock split will not affect the registration of the Company’s Common Shares under the Exchange Act or the listing of the Company’s Common Shares on the NYSE. Following the reverse stock split, the Company’s Common Shares will continue to be listed on the NYSE under the symbol “CBB,” although it will be considered a new listing with a new CUSIP number.

Fractional Shares
Shareholders will not receive fractional post-reverse stock split shares in connection with the reverse stock split. Instead, Cincinnati Bell will pay to each registered shareholder, in cash, the value of any fractional share interest in Cincinnati Bell Common Shares arising from the reverse stock split. Those registered shareholders who hold their Cincinnati Bell Common Shares in certificate form will receive a cash payment for their fractional interest, if applicable, following the surrender of their pre-reverse stock split stock certificates for post-reverse stock split shares. The cash payment will equal the fraction of shares to which the shareholder would otherwise be entitled, multiplied by the volume weighted average price of Cincinnati Bell Common Shares as reported on the New York Stock Exchange Composite Tape on the effective date of the reverse stock split. This cash payment may be subject to applicable U.S. federal, state and local income tax.

No transaction costs will be assessed on shareholders for the cash payment. Shareholders will not be entitled to receive interest for the period of time between the effective date of the reverse stock split and the date payment is made for their fractional share interest in Cincinnati Bell Common Shares. You should also be aware that, under the escheat laws of certain jurisdictions, sums due for fractional interests that are not timely claimed after the funds are made available may be required to be paid to the designated agent for each such jurisdiction. Thereafter, shareholders otherwise entitled to receive such funds may have to obtain the funds directly from the state to which they were paid.
If you believe that you may not hold sufficient Cincinnati Bell Common Shares at the effective date of the reverse stock split to receive at least one share in the reverse stock split and you want to continue to hold Cincinnati Bell Common Shares after the split, you may do so by either:

•	purchasing a sufficient number of Cincinnati Bell Common Shares; or

•	if you have Cincinnati Bell Common Shares in more than one account, consolidating your accounts, so that in each case you hold a number of Cincinnati Bell Common Shares in your account prior to the reverse stock split that would entitle you to receive at least one share of Cincinnati Bell Common Shares on a post-reverse stock split basis. Common Shares held in registered form (that is, stock held by you in your own name in Cincinnati Bell’s share register records maintained by our transfer agent) and stock held in “street name” (that is, stock held by you through a bank, broker or other nominee) for the same investor will be considered held in separate accounts and will not be aggregated when effecting the reverse stock split.

Effect on Registered and Beneficial Shareholders
Upon the reverse stock split, we intend to treat shareholders holding Cincinnati Bell Common Shares in “street name” (that is, held through a bank, broker or other nominee) in the same manner as registered shareholders whose Cincinnati Bell Common Shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding Cincinnati Bell Common Shares in “street name;” however, these banks, brokers or other nominees may apply their own specific procedures for processing the reverse stock split. If you hold your Cincinnati Bell Common Shares with a bank, broker or other nominee, and if you have any questions in this regard, we encourage you to contact your nominee.

Effect on Registered “Book-Entry” Shareholders
The Company’s registered shareholders may hold some or all of their shares electronically in book-entry form. These shareholders will not have share certificates evidencing their ownership of Cincinnati Bell Common Shares. They are, however, provided with a statement reflecting the number of Cincinnati Bell Common Shares registered in their accounts.

•
If you hold registered Cincinnati Bell Common Shares in a book-entry form, you do not need to take any action to receive your post-reverse stock split Cincinnati Bell Common Shares in registered book-entry form or your cash payment in lieu of any fractional interest, if applicable.

•
If you are entitled to post-reverse stock split Cincinnati Bell Common Shares, a transaction statement will automatically be sent to your address of record as soon as practicable after the effective date of the reverse stock split indicating the number of Cincinnati Bell Common Shares you hold.

•
If you are entitled to a payment in lieu of any fractional interest, a check will be mailed to you at your registered address as soon as practicable after the effective date of the reverse stock split. By signing and cashing this check, you will warrant that you owned the Cincinnati Bell Common Shares for which you received a cash payment. See “Fractional Shares” above for additional information.

Effect on Registered Certificated Shares
Some registered shareholders hold their Cincinnati Bell Common Shares in certificate form or a combination of certificate and book-entry form. If any of your Cincinnati Bell Common Shares are held in certificate form, you will receive a transmittal letter from the Company’s transfer agent as soon as practicable after the effective date of the reverse stock split. The transmittal letter will be accompanied by instructions specifying how you can exchange your certificate representing the pre-reverse stock split Cincinnati Bell Common Shares for a statement of holding, together with any payment of cash in lieu of fractional shares to which you are entitled. When you submit your certificate representing the pre-reverse stock split Cincinnati Bell Common Shares, your post-reverse stock split Cincinnati Bell Common Shares will be held electronically in book-entry form. This means that, instead of receiving a new share certificate, you will receive a statement of holding that indicates the number of post-

reverse stock split Cincinnati Bell Common Shares you own in book-entry form. Cincinnati Bell will no longer issue physical share certificates.
Beginning on the effective date of the reverse stock split, each certificate representing pre-reverse stock split shares will be deemed for all corporate purposes to evidence ownership of post-reverse stock split shares. If you are entitled to a payment in lieu of any fractional share interest, payment will be made as described above under “Fractional Shares.”
SHAREHOLDERS SHOULD NOT DESTROY ANY SHARE CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Accounting Consequences
The par value per Cincinnati Bell Common Share will remain unchanged at $0.01 per share after the reverse stock split. As a result, on the effective date of the reverse stock split, the stated capital on the Company’s balance sheet attributable to Cincinnati Bell Common Shares will be reduced proportionately, based on the reverse stock split ratio, from its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The Cincinnati Bell Common Shares held in treasury will also be reduced proportionately based on the reverse stock split ratio. After the reverse stock split, net income or loss per share, and other per share amounts will be increased because there will be fewer Cincinnati Bell Common Shares outstanding. In future financial statements, net income or loss per share and other per share amounts for periods ending before the reverse stock split will be recast to give retroactive effect to the reverse stock split. As described above under “Impact of the Proposed Reverse Stock Split If Implemented,” the per share exercise price of outstanding option awards would increase proportionately, and the number of Cincinnati Bell Common Shares issuable upon the exercise of outstanding options and vested stock awards, and upon the vesting of unvested stock unit awards would decrease proportionately, in each case based on the reverse stock split ratio. The Company does not anticipate that any other accounting consequences will arise as a result of the reverse stock split.

No Appraisal Rights
Shareholders will not have dissenters’ or appraisal rights under Ohio corporate law or under the Company’s Amended and Restated Articles of Incorporation in connection with the proposed reverse stock split.

Procedure for Effecting Reverse Stock Split
If the shareholders approve the proposals and the Board of Directors decides to implement the reverse stock split, the reverse stock split will become effective at the time and on the date of the filing of, or at such later time as is specified in, the Certificate of Amendment to the Company’s Amended and Restated Articles of Incorporation, which is referred to as the effective date of the reverse stock split. Beginning on the effective date of the reverse stock split, each certificate representing pre-reverse stock split Cincinnati Bell Common Shares or book-entry statement reflecting such shares will be deemed for all corporate purposes to evidence ownership of post-reverse stock split Cincinnati Bell Common Shares.

Federal Income Tax Consequences of the Reverse Stock Split
The following is a discussion of certain material U.S. federal income tax consequences of the reverse stock split. This discussion is included for general information purposes only and does not purport to address all aspects of U.S. federal income tax law that may be relevant to shareholders in light of their particular circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), and current Treasury regulations, administrative rulings and court decisions, all of which are subject to change, possibly on a retroactive basis, and any such change could affect the continuing validity of this discussion.
All shareholders are urged to consult with their own tax advisors with respect to the tax consequences of the reverse stock split. This discussion does not address the tax consequences to shareholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, real estate investment trusts, foreign entities, partnerships, nonresident alien individuals, broker-dealers and tax-exempt entities. This summary also assumes that the pre-reverse stock split shares were, and the post-reverse stock split shares will be, held as a “capital asset,” as defined in Section 1221 of the Code.
As used herein, the term “U.S. holder” means a holder that is for U.S. federal income tax purposes:

•	a citizen or resident of the U.S.;

•	a corporation or other entity taxed as a corporation created or organized in or under the laws of the U.S. or any political subdivision thereof;

•	an estate the income of which is subject to U.S. federal income tax regardless of its source; or

•
a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

Other than the cash payments for fractional shares discussed above, no gain or loss should be recognized by a shareholder upon the exchange of pre-reverse stock split shares for post-reverse stock split shares. The aggregate tax basis of the post-reverse stock split shares will be the same as the aggregate tax basis of the pre-reverse stock split shares exchanged in the reverse stock split, reduced by any amount allocable to a fractional share for which cash is received. A shareholder’s holding period in the post-reverse stock split shares will include the period during which the shareholder held the pre-reverse stock split shares exchanged in the reverse stock split.
In general, the receipt of cash by a U.S. holder instead of a fractional share will result in a taxable gain or loss to such holder for U.S. federal income tax purposes. The amount of the taxable gain or loss to the U.S. holder will be determined based upon the difference between the amount of cash received by such holder and the portion of the basis of the pre-reverse stock split shares allocable to such fractional interest. The gain or loss recognized will constitute capital gain or loss and will constitute long-term capital gain or loss if the holder’s holding period is greater than one year as of the effective date of the reverse stock split.
In certain cases, a U.S. holder receiving both stock and cash in the exchange may recognize income in the form of a dividend with respect to receipt of the cash, rather than capital gain or loss as described in the preceding paragraph. This determination is based on the specific facts associated with each U.S. holder of the stock and, therefore, such U.S. holder should consult with a tax advisor.

Vote Required for Approval
The affirmative vote of holders of two-thirds of the outstanding Cincinnati Bell Common Shares and the outstanding 6 3/4% Cumulative Convertible Preferred Shares entitled to vote at the Special Meeting, voting together as one class, and the affirmative vote of holders of at least two-thirds of the outstanding Cincinnati Bell Common Shares entitled to vote at the Special Meeting, voting as a separate class, are required to approve the Company’s proposals to (i) authorize the Board of Directors to effect the reverse stock split and (ii) approve the corresponding amendment to the Company's Amended and Restated Articles of Incorporation, subject to the Board of Directors’ authority to abandon such amendment.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THESE PROPOSALS.

Stock Ownership
Ownership of Equity Securities of the Company Directors and Executive Officers
The following table sets forth the beneficial ownership of Common Shares and 6 3/4% Cumulative Convertible Preferred Shares as of June 6, 2016 (except as otherwise noted) by (i) each current director and each executive officer named in the Summary Compensation Table in the Company’s proxy statement for its 2016 Annual Meeting Of Shareholders filed with the Securities and Exchange Commission on March 17, 2016, and (ii) all directors and executive officers of the Company as a group.
Unless otherwise indicated, the address of each named director and executive officer is c/o Cincinnati Bell Inc. at the Company’s address.

Name and Address of Beneficial Owner	Common Shares Beneficially Owned as of June 6, 2016 (a)	Percent of Common Shares (b)	6 3/4% Convertible Preferred Shares Beneficially Owned as of June 6, 2016 (c)	Percent of 6 3/4% Cumulative Convertible Preferred Shares (c)
Phillip R. Cox (d)	45,185	*	—	*
Joshua T. Duckworth	12,828	*	—	*
John W. Eck	23,324	*	—	*
Leigh R. Fox (e)	83,847	*	—	*
Jakki L. Haussler	122,368	*	—	*
Craig F. Maier	113,613	*	—	*
Russel P. Mayer	45,267	*	—	*
Thomas E. Simpson	10,912	*	—	*
Theodore H. Torbeck (f)	1,180,259	*	—	*
Lynn A. Wentworth	119,209	*	—	*
Christopher J. Wilson	158,415	*	—	*
Martin J. Yudkovitz	17,180	*	—	*
John M. Zrno (g)	211,934	*	—	*
All directors and executive officers as a group (consisting of the 13 persons named above)	2,144,341	1.0%	—	*

*	Indicates ownership of less than 1% of issued and outstanding shares.

(a)
Includes Common Shares subject to outstanding options under the Cincinnati Bell Inc. 2007 Long Term Incentive Plan and the 2007 Directors Plan that are exercisable as of June 6, 2016 as follows: 9,000 Common Shares for Mr. Cox; 1,800 Common Shares for Mr. Duckworth, 1,500 Common Shares for Mr. Fox; 119,389 Common Shares for Mr. Torbeck; 95,511 Common Shares for Mr. Wilson; and 57,400 Common Shares for Mr. Zrno. Effective January 31, 2013, the Company updated its Insider Trading Policy to expressly bar ownership of financial instruments or participation in investment strategies that hedge the economic risk of owning the Company’s Common Shares and to prohibit officers and directors from pledging Company securities as collateral for loans.

(b)	These percentages are based upon 209,928,125 Common Shares outstanding as of June 6, 2016.

(c)
These numbers represent 6 3/4% Cumulative Convertible Preferred Shares. In the aggregate, the 155,250 issued and outstanding 6 3/4% Cumulative Convertible Preferred Shares are represented by 3,105,000 depositary shares, and each 6 3/4% Cumulative Convertible Preferred Share is represented by 20 depositary shares.

(d)	Amount includes 50.928 Common Shares held by Trustee of DRP.

(e)	Amount includes 38.42 Common Shares held in Mr. Fox's account under the Company's 401(k) plan.

(f)	Amount includes 5,960 Common Shares held by Mr. Torbeck’s daughter.

(g)	Amount includes 25,000 Common Shares held by the Zrno Family Limited Partnership.

Principal Shareholders
The following table sets forth the beneficial ownership of Common Shares as of December 31, 2015 (except as otherwise noted) by each beneficial owner of more than five percent (5%) of the Common Shares and 6 3/4% Cumulative Convertible Preferred shares outstanding known by the Company.

Name and Address of Beneficial Owner	Common Shares Beneficially Owned		Percent of Common Shares	6 3/4% Convertible Preferred Shares Beneficially Owned		Percent of 6 3/4% Convertible Preferred Shares

GAMCO Investors, Inc. and affiliates	25,926,170	(a)	12.37%	11,002	(b)	7.09%
One Corporate Center
Rye, NY 10580
BlackRock, Inc.	24,751,244	(c)	11.80%	*		*
55 East 52nd Street
New York, NY 10055
The Vanguard Group	22,962,406	(d)	10.94%	*		*
100 Vanguard Blvd.
Malvern, PA 19355
Pinnacle Associates, Ltd.	11,698,338	(e)	5.50%	*		*
335 Madison Avenue, Suite 1100
New York, NY 10017

*	Indicates ownership of less than 1% of the issued and outstanding class of shares

(a)
As reported on Schedule 13D/A filed on December 4, 2014 by GAMCO Investors, Inc., as of December 3, 2014, Gabelli Funds, LLC has sole voting and dispositive power for 10,846,849 Common Shares, GAMCO Asset Management Inc. has sole voting power for 13,227,914 Common Shares and sole dispositive power for 13,982,365 Common Shares, MJG Associates, Inc. has sole voting and dispositive power for 30,000 Common Shares, Mario J. Gabelli has sole voting and dispositive power for 7,000 Common Shares, Teton Advisors Inc. has sole voting and dispositive power for 750,005 Common Shares, Gabelli Securities, Inc. has sole voting and dispositive power for 301,551 Common Shares and GAMCO Investors Inc. has sole voting and dispositive power for 8,400 Common Shares. The amounts reported on Schedule 13D/A include a number of shares with respect to which Gabelli Funds, LLC and GAMCO Asset Management Inc. have the right to beneficial ownership upon the conversion of the Company’s 6 3/4% Cumulative Convertible Preferred Shares.

(b)
As indicated in Schedule 13D/A filed on December 4, 2014 by GAMCO Investors, Inc., as of December 3, 2014, GAMCO Asset Management Inc. and Gabelli Funds, LLC owned in the aggregate a number of 6 3/4% Cumulative Convertible Preferred Shares that would convert into 220,049 Common Shares if converted. Based upon a calculated conversion of share ownership as described in the Schedule 13D/A filing, the Schedule 13D/A filing indicated ownership of approximately 11,002 6 3/4% Cumulative Convertible Preferred Shares. The Company has 155,250 6 3/4% Cumulative Convertible Preferred Shares outstanding. As noted on page 3, each 6 3/4% Cumulative Convertible Preferred Share is entitled to one vote.

(c)
As reported on Schedule 13G/A filed on January 8, 2016 by BlackRock, Inc., as of December 31, 2015, BlackRock, Inc. has sole voting power for 24,228,787 Common Shares and sole dispositive power for 24,751,244 Common Shares.

(d)
As reported on Schedule 13G/A filed on February 11, 2016 by The Vanguard Group, as of December 31, 2015, The Vanguard Group has sole voting power for 274,221 Common Shares and sole dispositive power for 22,672,814 Common Shares. The Vanguard Group has shared voting power for 27,800 Common Shares and shared dispositive power for 289,592 Common Shares.

(e)
As reported on Schedule 13G filed on February 10, 2016 by Pinnacle Associates, Ltd., as of December 31, 2015, Pinnacle Associates Ltd. has shared voting and dispositive power for 11,698,338 Common Shares.

Communications and Other Shareholder’s Proposals
Mailing Address of Principal Executive Office
The mailing address of our principal executive office is:
Cincinnati Bell Inc.
221 East Fourth Street
Cincinnati, OH 45202
Shareholder Proposals for Next Year’s Annual Meeting
Shareholder proposals intended for inclusion in next year’s Proxy Statement should be sent to Christopher J. Wilson, Vice President, General Counsel and Secretary, Cincinnati Bell Inc., 221 East Fourth Street, Cincinnati, Ohio 45202, and must be received by November 18, 2016. Any such proposal must comply with Rule 14a-8 promulgated by the SEC pursuant to the Securities Exchange Act of 1934, as amended. If the Company does not receive written notice by February 1, 2017 of a proposal from a shareholder who intends to propose any other matter to be acted upon at the 2017 Annual Meeting, the persons named in the Company’s proxy for the 2017 Annual Meeting will be allowed to exercise their discretionary authority to vote upon any such proposal.
Shareholders may propose director candidates for consideration by the Governance and Nominating Committee of the Board. Any such recommendations should be directed to Christopher J. Wilson, Vice President, General Counsel and Secretary, Cincinnati Bell Inc., 221 East Fourth Street, Cincinnati, Ohio 45202, and must be received no later than November 18, 2016 for the 2017 Annual Meeting of Shareholders.
Other Matters to Come Before the Meeting
At the time this Proxy Statement was released to the shareholders on June 21, 2016, the Company knew of no other matters that might be presented for action at the special meeting. If any other matters properly come before the meeting, it is intended that the voting shares represented by proxies will be voted with respect thereto in accordance with the judgment of the persons voting them.
Proxy Statements for Shareholders Sharing the Same Household Mailing Address
As part of the Company’s efforts to reduce costs and increase efficiency, when possible, only one copy of the Notice of Internet Availability and, as appropriate, the proxy materials has been delivered to multiple shareholders sharing the same household mailing address, unless the Company has received contrary instructions from one or more of the shareholders at that address.
Upon written or oral request, the Company will promptly provide a separate copy of the Notice of Internet Availability and, as appropriate, the proxy materials to a shareholder at a shared address to which a single copy was delivered. If your household mailing address is shared with other shareholders and you did not receive a Notice of Internet Availability or, as appropriate, the proxy materials, but would like to receive a separate copy of this item as well as future Company communications, please contact the following:
For beneficial owners, please contact your broker.
For shareholders of record, please contact our transfer agent, Computershare, at the following address:
Computershare Investor Services, LLC
Shareholder Services
7530 Lucerne Drive, Suite 305
Cleveland, Ohio 44130-6557
Phone: (888) 294-8217
If shareholders residing at the same household mailing address are currently receiving multiple copies of Company communications but would like to receive only one in the future, please send written notice to your broker (for beneficial owners) or to Computershare (for shareholders of record) at the above address. In the written notice, please indicate the names of all accounts in your household, and you will be forwarded the appropriate forms for completion.
Each shareholder participating in the householding program will, however, continue to receive a separate proxy card or voting instruction card.

Electronic Delivery of Materials
Shareholders can also enroll for electronic delivery of the Company’s future proxy materials by registering directly or with your broker through our website, investor.cincinnatibell.com in the Electronic Shareholder Communications Enrollment section of the Company’s Investor Relations webpage.
Each shareholder participating in the electronic delivery of materials will, however, continue to receive a separate Notice, proxy card or voting instruction card.
Shareholder Communications with the Board of Directors
Shareholders or other interested parties may communicate with the Board of Directors, any individual director, the non-management directors as a group, or the director who presides at meetings of the non-management directors. The Company has established procedures for such shareholder communications. Shareholders and other interested parties should send any communications to Christopher J. Wilson, Vice President, General Counsel and Secretary, Cincinnati Bell Inc., 221 East Fourth Street, Cincinnati, Ohio 45202, and identify the intended recipient or recipients. All communications addressed to the Board or any identified director or directors will be forwarded to the identified person or persons.

By Order of the Board of Directors

Christopher J. Wilson
Vice President, General Counsel and Secretary

June 17, 2016

APPENDIX A
Certificate of Amendment to the Amended and Restated Articles of Incorporation of Cincinnati Bell Inc.
Cincinnati Bell Inc., a corporation duly organized and existing under the General Corporation Law of the State of Ohio (the “Corporation”), does hereby certify that:
1. The Amended and Restated Articles of Incorporation of the Corporation is hereby amended by deleting the first sentence of Article FOURTH thereof and inserting the following in lieu thereof:
The number of shares that the corporation is authorized to have outstanding is 96,000,000 common shares, $.01 par value (classified as “Common Shares”), 1,357,299 voting preferred shares without par value (classified as “Voting Preferred Shares”) and 1,000,000 non-voting preferred shares without par value (classified as “Non-Voting Preferred Shares”).
Effective as of 11:59 pm, Eastern Daylight Time, on the date this Certificate of Amendment to the Amended and Restated Articles of Incorporation is filed with the Secretary of State of the State of Ohio, each five of the Corporation’s Common Shares, par value $0.01 per share, issued and outstanding or held by the Corporation as treasury stock shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one Common Share, par value $0.01 per share, of the Corporation. No fractional shares shall be issued and, in lieu thereof, any holder of less than one Common Share shall, upon due surrender of any certificate previously representing a fractional share, be entitled to receive cash for such holder’s fractional share based on the volume weighted average price of the Corporation’s Common Shares as reported on the New York Stock Exchange Composite Tape, as of the date this Certificate of Amendment to the Amended and Restated Articles of Incorporation is filed with the Secretary of State of the State of Ohio.
2. The foregoing amendment was duly adopted in accordance with the provisions of Section 1701.71 of the General Corporation Law of the State of Ohio and shall become effective as of 11:59 pm, Eastern Daylight Time, on the date this Amended and Restated Articles of Incorporation is filed with the Secretary of State of the State of Ohio.
IN WITNESS WHEREOF, Cincinnati Bell Inc. has caused this Certificate of Amendment to be executed by a duly authorized officer on this [•] day of [•], 2016.

CINCINNATI BELL INC.
By:
Christopher J. Wilson
Vice President, General Counsel and Secretary

A - 1

VOTE BY INTERNET - www.proxyvote.com
CINCINNATI BELL INC. ATTN: CHRISTOPHER J. WILSON 221 EAST FOURTH STREET, 103-1090 CINCINNATI, OH 45202-2301
Use the Internet to transmit your voting instructions and for electronic delivery of information until 11:59 P.M., Eastern Daylight Time, August 1, 2016. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions until 11:59 P.M., Eastern Daylight Time, August 1, 2016. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Please mail the proxy card to allow delivery prior to the meeting.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M84523-P60786-Z64914	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

CINCINNATI BELL INC.
The Board of Directors recommends that you vote FOR Proposals 1 and 2.
				For	Against	Abstain
1. To authorize the Board of Directors to effect, in its discretion, a reverse stock split of the outstanding and treasury Common Shares of Cincinnati Bell, at a reverse stock split ratio of 1-for-5.				o	o	o

2. To approve a corresponding amendment to the Company’s Amended and Restated Articles of Incorporation to effect the reverse stock split and to reduce proportionately the total number of Common Shares that Cincinnati Bell is authorized to issue, subject to the Board of Directors’ authority to abandon such amendment.

				o	o	o

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

NOTE: Please sign as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement is available at www.proxyvote.com.

CINCINNATI BELL INC.
SOLICITATION OF PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 2, 2016

The undersigned hereby appoints Phillip R. Cox, Lynn A. Wentworth and Jakki L. Haussler, each or any of them, as proxies, with full power of substitution, to represent and to vote all Common Shares and 6 3/4% Cumulative Convertible Preferred Shares of Cincinnati Bell Inc. held of record by the undersigned at the close of business on June 6, 2016, at the Special Meeting and at any adjournment or postponement thereof, notice of which Special Meeting together with the related Proxy Statement has been received. The proxies are directed to vote the shares as indicated on the reverse side.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED “FOR” PROPOSAL 1 AND “FOR” PROPOSAL 2, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

(Continued and to be marked, dated and signed, on the other side)